UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

J.JILL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38026 (Commission File Number)	45-1459825 (I.R.S. Employer Identification No.)

4 Batterymarch Park

Quincy, MA 02169

(Address of principal executive offices) (Zip Code)

(617) 376-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	JILL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2023, J.Jill, Inc. (the “Company”) held its 2023 virtual Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected three Class III director nominees; (ii) ratified the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the current fiscal year ending February 3, 2024; (iii) approved the J.Jill, Inc. Amended & Restated 2017 Omnibus Equity Incentive Plan (the “A&R Plan”); (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (v) approved, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. A description of each proposal voted on at the Annual Meeting, and the voting results for each such proposal, are set forth below.

1.       The proposal to elect three directors to the Company’s board of directors, to serve as Class III directors for a term of three years expiring at the Company’s Annual Meeting of Stockholders to be held in 2026 and until each such director’s successor has been duly elected and qualified, was approved by the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Claire Spofford	6,957,221	126,021	910,903
Michael Rahamim	6,065,913	1,017,329	910,903
Andrew Rolfe	6,052,756	1,030,486	910,903

2.       The appointment of Grant Thornton as the Company’s independent registered public accounting firm for the current fiscal year ending February 3, 2024 was ratified by the votes set forth below:

For	Against	Abstentions
7,991,882	824	1,439

3.       A&R Plan was approved by the votes set forth below:

For	Against	Abstentions	Broker Non-Votes
5,996,763	709,711	376,768	910,903

4.       The compensation of the Company’s named executive officers, on an advisory basis, was approved by the votes set forth below:

For	Against	Abstentions	Broker Non-Votes
7,037,936	38,177	7,129	910,903

5.       A frequency of every two years for future advisory votes on the compensation of the Company’s named executive officers, on an advisory basis, was approved by the votes set forth below:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
1,187,385	5,373,129	147,350	375,378	910,903

In light of the voting results as disclosed in (5) above, the Company intends to continue to hold future advisory votes on executive compensation every two years until the next required vote on the frequency of shareholder votes on such matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2023	J.JILL, INC.

	By:	/s/ Kathleen Stevens
	Name:	Kathleen Stevens
	Title:	General Counsel and Secretary